Right-Of-Use Assets (Tables)	12 Months Ended
Dec. 31, 2019
Right-Of-Use Assets [Abstract]
Disclosure Of Information Of The Net Book Value Of Right-Of-Use Asset
The following table details the changes to the net book value of ROU assets during 2019:

	Land	Buildings	Other	Total
Balance — January 1, 2019	$7.3	$103.5	$0.7	$111.5
Additions	—	27.5	2.1	29.6
Depreciation	(0.6)	(31.6)	(0.3)	(32.5)
Write down of assets and lease terminations(i)	—	(4.7)	—	(4.7)
Foreign exchange and other	0.3	—	(0.1)	0.2
Balance — December 31, 2019	$7.0	$94.7	$2.4	$104.1

(i)
During 2019, we recorded $1.0 (as restructuring charges) to write down certain ROU assets in connection with restructuring actions pertaining to vacated properties, resulting in part from sublet recoveries that were lower than the carrying value of the related leases. See note 16(a). We also terminated several leases in connection with restructuring actions and de-recognized $3.7 of ROU assets in connection therewith.